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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service) Fernando Diaz, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Copy to:

Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036-6522

 Karen Jacoppo-Wood, Esq.
State Street Bank and Trust Company
100 Huntington Avenue - CPH0326
Boston, Massachusetts 02116

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: December 31, 2015

Item 1.    Reports to Stockholders.

2

RMR REAL ESTATE INCOME FUND
ANNUAL REPORT
December 31, 2015

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JANUARY 20, 2012 REFLECTS THE PERFORMANCE OF OLD RMR REAL ESTATE INCOME FUND, WHICH WAS MERGED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JANUARY 20, 2012. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX.

  •
  FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV. THE INTERNET ADDRESS FOR THE FUND IS INCLUDED SEVERAL TIMES IN THIS REPORT AS A TEXTUAL REFERENCE ONLY. THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund's financial results for the year ended December 31, 2015 and financial position as of December 31, 2015. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.

Economic conditions in the U.S. continued to improve during 2015 despite a slowdown in global economic activity. U.S. gross domestic product (GDP) was essentially flat during the first three months of the year primarily due to the unusually cold weather in many parts of the country. GDP growth rebounded during the subsequent quarters, suggesting that gains in economic growth may have been delayed by the weather. During the year, the U.S. economy created an average of 221,000 new jobs per month (according to the Bureau of Labor Statistics), compared to 260,000 per month in 2014, and the unemployment rate dropped from 5.6% to 5.0%. In December 2015, the U.S. Federal Reserve (the "Fed") increased short term interest rates by 25 basis points, the first increase since the financial crisis, but government bond yields in the U.S and other developed economies remained unchanged throughout the year because of highly accommodative monetary policies by central banks around the world.

Likely as a consequence of strong employment growth, U.S. commercial real estate operating fundamentals remained healthy during 2015. The apartment sector witnessed strong demand during the year especially in urban centers. Demand for office space was strong in gateway city markets such as New York, San Francisco and Boston compared to demand for suburban office markets and owners in most suburban markets were required to offer free rent and leasing incentives to reduce high vacancy rates.

Many real estate companies took advantage of lower interest rates during the year to refinance debt at attractive rates. Lower interest expense, along with the overall improvement in real estate operating fundamentals, allowed many companies to increase their dividend distributions during 2015. During 2015 (according to SNL Financial), 117 U.S. real estate companies increased dividend rates.

Real estate companies remained active in the capital markets during 2015, raising close to $63 billion in capital (according to SNL Financial). During the year, REITs raised $37 billion in debt capital and $24 billion in common equity capital. The REIT preferred securities market experienced lower new issuance volumes in 2015: approximately $2 billion was raised in the REIT preferred securities market during 2015 compared to about $3 billion in the prior year. The specialty REIT sector was the most active REIT property type in capital raised during 2015, with approximately $17 billion raised, followed by the health care sector with close to $13 billion raised during the year.

During the year, a total of 18 publicly traded companies (according to SNL Financial), with a total market capitalization of about $41 billion, were added to the U.S. REIT market. Out of this total, two were already publicly traded companies that adopted REIT status, three were non-traded REITs that listed their shares on a stock exchange, five were new REITs that entered the market through initial public offerings and eight were new REITs created through spinoffs from other public companies.

*
The internet address for the Fund is included several times in this annual report as a textual reference only. The information on the website is not incorporated by reference into this annual report.

Real Estate Securities Technicals.

The market for REIT common securities, as measured by the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was up 2.5% on a total return basis (i.e., share price changes and dividends combined) during 2015, outperforming the S&P 500 Index total return of 1.4%.

The performance of the REIT sector during 2015 was characterized by heightened volatility and remained highly correlated with expectations regarding changes in interest rates. Economic data released during the second quarter indicated that U.S. economic activity resumed its growth trajectory after a flat first quarter GDP report. As a result, REITs were down 6.2% during the first half of the year due to an expectation for the Fed to increase interest rates before the end of the year. During the second half of the year, however, concerns about weaker U.S. employment growth, slowing economic growth in China and other emerging economies and a stronger U.S dollar, caused the Fed to not increase rates in September as many market participants were expecting. The Fed did finally increase short term interest rates by 25 basis points in December; however, the yield on the U.S. 10-year treasury remained lower at the end of the second half of the year compared to the end of the first half of the year. As a result, REITs were up 9.3% during the second half of the year.

The best performing REIT sectors for 2015, according to the National Association of Real Estate Investment Trusts, were the self-storage and manufactured homes sectors with total returns of 40.7% and 25.7%, respectively. The sector with the lowest return for 2015 was the hotel sector with a total return of negative 24.4%.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders. Our secondary investment objective is capital appreciation. We pursue our investment objectives by investing in securities issued by real estate companies, including REITs. There can be no assurance that we will achieve our investment objectives.

During the twelve months ended December 31, 2015, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 1.2%. During that same period, the total return for the RMS Index, was 2.5%. The annualized distribution rate on our NAV at December 31, 2015, based on our annualized fourth quarter dividend, was 5.6%.

During the twelve months ended December 31, 2015, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price), was negative 0.8%. The annualized distribution rate on the market price of our common shares at December 31, 2015, based on our annualized fourth quarter dividend, was 6.9%.

The Fund's underperformance versus the RMS Index during 2015 was primarily due to the Fund maintaining an overweight position in higher yielding REIT common securities in the Fund's portfolio relative to the RMS Index.

Thank you for your continued support.

Sincerely,

Fernando Diaz

President
February 19, 2016

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments (as of December 31, 2015)* (unaudited)

REITs
Lodging/Resorts	13%
Office	12%
Apartments	12%
Health Care	12%
Others, less than 10% each	48%

Total REITs	97%
Other, including short term investments	3%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2015)* (unaudited)

Common Securities	70%
Preferred Securities	28%
Other, including short term investments	2%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund

Portfolio of Investments – December 31, 2015

Company	Shares	Value

COMMON STOCKS – 99.8%
REAL ESTATE INVESTMENT TRUSTS – 96.6%
APARTMENTS – 15.2%
American Campus Communities, Inc. (a)	25,900	$1,070,706
Apartment Investment & Management Co. (a)	28,745	1,150,662
AvalonBay Communities, Inc. (a)	26,875	4,948,494
Bluerock Residential Growth REIT, Inc. (a)(b)	270,000	3,199,500
Camden Property Trust	5,000	383,800
Campus Crest Communities, Inc. (c)	32,628	221,870
Equity Residential (a)(b)	79,000	6,445,610
Essex Property Trust, Inc. (a)	12,500	2,992,625
Independence Realty Trust, Inc. (a)	390,709	2,934,225
Mid-America Apartment Communities, Inc. (a)	18,000	1,634,580
Post Properties, Inc. (a)	14,600	863,736
UDR, Inc. (a)	39,000	1,465,230

		27,311,038

DATA CENTERS – 2.6%
CyrusOne, Inc.	15,000	561,750
Digital Realty Trust, Inc. (a)	40,000	3,024,800
DuPont Fabros Technology, Inc. (a)	20,500	651,695
QTS Realty Trust, Inc.	10,000	451,100

		4,689,345

DIVERSIFIED – 7.3%
Armada Hoffler Properties, Inc.	70,000	733,600
Gladstone Commercial Corp.	22,742	331,806
Gramercy Property Trust (a)	185,044	1,428,540
Investors Real Estate Trust	62,810	436,529
Lexington Realty Trust (a)	339,058	2,712,464
NorthStar Realty Finance Corp.	30,000	510,900
One Liberty Properties, Inc.	20,071	430,724
Vornado Realty Trust (a)(b)	47,835	4,781,586
Washington Real Estate Investment Trust	28,000	757,680
Whitestone REIT	88,502	1,062,909

		13,186,738

FREE STANDING – 5.5%
Agree Realty Corp.	15,000	509,850
National Retail Properties, Inc. (a)(b)	118,900	4,761,945
Realty Income Corp. (a)	51,900	2,679,597
STORE Capital Corp.	10,000	232,000
VEREIT, Inc. (a)	218,716	1,732,231

		9,915,623

HEALTH CARE – 15.9%
HCP, Inc. (a)(b)	126,530	$4,838,507
Healthcare Realty Trust, Inc. (a)	50,897	1,441,403
LTC Properties, Inc. (a)	58,897	2,540,817
Medical Properties Trust, Inc. (a)(b)	370,320	4,262,383
National Health Investors, Inc. (a)	58,958	3,588,774
Omega Healthcare Investors, Inc. (a)	23,898	835,952
Physicians Realty Trust	134,791	2,272,576
Sabra Health Care REIT, Inc. (a)	87,254	1,765,148
Ventas, Inc. (a)(b)	90,000	5,078,700
Welltower, Inc. (a)	29,200	1,986,476

		28,610,736

INDUSTRIAL – 5.9%
DCT Industrial Trust, Inc.	23,862	891,723
Duke Realty Corp. (a)	46,100	969,022
EastGroup Properties, Inc. (a)	5,179	288,004
Liberty Property Trust (a)	64,737	2,010,084
Monmouth Real Estate Investment Corp.	94,962	993,302
Prologis, Inc. (a)	49,088	2,106,857
Rexford Industrial Realty, Inc.	20,000	327,200
STAG Industrial, Inc. (a)	164,693	3,038,586

		10,624,778

LODGING/RESORTS – 5.8%
Ashford Hospitality Prime, Inc. (a)	15,297	221,807
Ashford Hospitality Trust, Inc. (a)	105,000	662,550
Chatham Lodging Trust	46,000	942,080
Chesapeake Lodging Trust (a)	70,900	1,783,844
Condor Hospitality Trust, Inc. (d)	21,160	26,450
DiamondRock Hospitality Co. (a)	55,603	536,569
FelCor Lodging Trust, Inc.	35,000	255,500
Hersha Hospitality Trust	97,645	2,124,755
Host Hotels & Resorts, Inc. (a)	24,000	368,160
LaSalle Hotel Properties (a)	10,000	251,600
Pebblebrook Hotel Trust (a)	43,100	1,207,662
RLJ Lodging Trust (a)	41,900	906,297
Summit Hotel Properties, Inc. (a)	98,203	1,173,526

		10,460,800

MANUFACTURED HOMES – 3.7%
Sun Communities, Inc. (a)	72,856	4,992,822
UMH Properties, Inc.	160,979	1,629,107

		6,621,929

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
MORTGAGE – 0.5%
Annaly Capital Management, Inc. (a)	45,000	$422,100
RAIT Financial Trust	178,419	481,731

		903,831

OFFICE – 13.1%
Alexandria Real Estate Equities, Inc. (a)	34,100	3,081,276
BioMed Realty Trust, Inc. (a)	65,000	1,539,850
Boston Properties, Inc. (a)	24,100	3,073,714
Brandywine Realty Trust (a)	165,300	2,257,998
City Office REIT, Inc.	99,900	1,216,782
Corporate Office Properties Trust (a)	68,500	1,495,355
Douglas Emmett, Inc. (a)	39,322	1,226,060
First Potomac Realty Trust (a)	98,364	1,121,350
Franklin Street Properties Corp.	65,000	672,750
Highwoods Properties, Inc. (a)	50,000	2,180,000
Kilroy Realty Corp. (a)	28,600	1,809,808
Mack-Cali Realty Corp. (a)	58,030	1,355,000
SL Green Realty Corp. (a)	22,900	2,587,242

		23,617,185

REGIONAL MALLS – 9.0%
CBL & Associates Properties, Inc. (a)	84,000	1,039,080
General Growth Properties, Inc.	30,000	816,300
Pennsylvania Real Estate Investment Trust (a)	127,628	2,791,225
Simon Property Group, Inc. (a)(b)	38,427	7,471,746
The Macerich Co. (a)(b)	28,470	2,297,244
WP Glimcher, Inc. (a)	159,148	1,688,560

		16,104,155

SHOPPING CENTERS – 5.8%
Cedar Realty Trust, Inc. (a)	103,627	733,679
DDR Corp. (a)	62,000	1,044,080
Inland Real Estate Corp. (a)	156,300	1,659,906
Kimco Realty Corp. (a)	110,000	2,910,600
Kite Realty Group Trust (a)	40,125	1,040,441
Regency Centers Corp.	6,000	408,720
Urstadt Biddle Properties, Inc.	3,831	73,709
Weingarten Realty Investors (a)(b)	76,500	2,645,370

		10,516,505

SPECIALTY – 3.5%
EPR Properties (a)	97,950	$5,725,177
Farmland Partners, Inc.	59,344	651,004

		6,376,181

STORAGE – 2.8%
CubeSmart (a)	15,000	459,300
Extra Space Storage, Inc.	5,000	441,050
Public Storage (a)(b)	13,400	3,319,180
Sovran Self Storage, Inc.	7,500	804,825

		5,024,355

Total Real Estate Investment Trusts (Cost $140,116,057)		173,963,199

OTHER – 3.2%
Carador PLC	5,496,600	4,067,484
CBRE Group, Inc. (d)	10,000	345,800
Hilton Worldwide Holdings, Inc.	20,000	428,000
Lennar Corp.	5,000	244,550
Peak Resorts, Inc.	1,346	8,090
Starwood Hotels & Resorts Worldwide, Inc.	10,000	692,800

Total Other (Cost $9,312,119)		5,786,724

Total Common Stocks (Cost $149,428,176)		179,749,923

PREFERRED STOCKS – 39.7%
REAL ESTATE INVESTMENT TRUSTS – 39.7%
APARTMENTS – 1.6%
Apartment Investment & Management Co., Series Z (a)	15,000	382,950
Bluerock Residential Growth REIT, Inc., Series A	95,000	2,408,250
Campus Crest Communities, Inc., Series A (c)	5,000	134,500

		2,925,700

DATA CENTERS – 1.9%
Coresite Realty Corp., Series A	30,000	794,700
Digital Realty Trust, Inc., Series F (a)	25,000	654,000
Digital Realty Trust, Inc., Series G	30,000	748,200
DuPont Fabros Technology, Inc., Series B (a)	50,394	1,270,433

		3,467,333

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
DIVERSIFIED – 1.8%
Investors Real Estate Trust, Series B	70,000	$1,784,300
NorthStar Realty Finance Corp., Series B	22,000	505,780
NorthStar Realty Finance Corp., Series D	13,000	299,000
NorthStar Realty Finance Corp., Series E	30,000	706,500

		3,295,580

HEALTH CARE – 0.9%
Sabra Health Care REIT, Inc., Series A (a)	60,600	1,530,150

INDUSTRIAL – 0.8%
STAG Industrial, Inc., Series B	37,700	957,203
Terreno Realty Corp., Series A	20,000	513,500

		1,470,703

LODGING/RESORTS – 12.4%
Ashford Hospitality Trust, Series A	95,482	2,406,147
Ashford Hospitality Trust, Series D	205,756	5,182,994
Ashford Hospitality Trust, Series E	45,000	1,140,750
Chesapeake Lodging Trust, Series A	65,000	1,675,050
FelCor Lodging Trust, Inc., Series A (e)	73,500	1,848,525
Hersha Hospitality Trust, Series B (a)	80,498	2,039,014
Hersha Hospitality Trust, Series C (a)	46,000	1,156,440
Pebblebrook Hotel Trust, Series A (a)	14,500	364,240
Pebblebrook Hotel Trust, Series B (a)	23,500	606,770
Pebblebrook Hotel Trust, Series C (a)	78,684	1,989,918
Summit Hotel Properties, Inc., Series A (a)	10,000	258,900
Summit Hotel Properties, Inc., Series B (a)	3,300	84,678
Summit Hotel Properties, Inc., Series C (a)	32,582	832,470
Sunstone Hotel Investors, Inc., Series D (a)	108,739	2,754,359

		22,340,255

MANUFACTURED HOMES – 2.1%
Sun Communities, Inc., Series A (a)	40,000	$1,044,200
UMH Properties, Inc., Series A (a)	37,500	964,500
UMH Properties, Inc., Series B	67,500	1,788,075

		3,796,775

MORTGAGE – 3.4%
Arbor Realty Trust, Inc., Series B	27,453	619,340
ARMOUR Residential REIT, Inc., Series B	30,000	609,000
iStar, Inc., Series D	11,810	279,070
iStar, Inc., Series G	21,241	486,419
MFA Financial, Inc., Series B	17,171	407,983
New York Mortgage Trust, Inc., Series B	33,450	610,797
RAIT Financial Trust, Series A	136,497	2,477,420
RAIT Financial Trust, Series B	35,122	662,752

		6,152,781

OFFICE – 4.5%
Brandywine Realty Trust, Series E (a)	23,000	618,010
Corporate Office Properties Trust, Series L	110,000	2,828,100
First Potomac Realty Trust, Series A	80,000	2,020,000
Kilroy Realty Corp., Series G (a)	65,000	1,677,650
SL Green Realty Corp., Series I (a)	40,000	1,018,400

		8,162,160

REGIONAL MALLS – 3.0%
CBL & Associates Properties, Inc., Series D (a)	60,761	1,536,646
CBL & Associates Properties, Inc., Series E	15,000	374,250
Pennsylvania Real Estate Investment Trust, Series A	20,000	516,200
Pennsylvania Real Estate Investment Trust, Series B (a)	40,000	1,023,800
WP Glimcher, Inc., Series H	45,000	1,153,800
WP Glimcher, Inc., Series I	30,000	755,100

		5,359,796

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
SHOPPING CENTERS – 6.4%
Cedar Realty Trust, Inc., Series B	133,029	$3,285,816
DDR Corp., Series J (a)	45,586	1,148,767
DDR Corp., Series K (a)	86,000	2,150,000
Inland Real Estate Corp., Series A	100,000	2,528,000
Retail Properties of America, Inc., Series A	70,000	1,799,000
Urstadt Biddle Properties, Inc., Series F (a)	20,000	524,500

		11,436,083

SPECIALTY – 0.9%
EPR Properties, Series E (a)(e)	16,400	505,120
EPR Properties, Series F (a)	40,000	1,012,400

		1,517,520

Total Real Estate Investment Trusts (Cost $68,371,983)		71,454,836

Total Preferred Stocks (Cost $68,371,983)		71,454,836

		Value

INVESTMENT COMPANIES – 1.2%
BlackRock Credit Allocation Income Trust	19,451	240,025
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,225,630
Eaton Vance Enhanced Equity Income Fund II	35,188	479,964
Nuveen Real Estate Income Fund (a)	16,661	176,940

Total Investment Companies (Cost $2,101,584)		2,122,559

SHORT-TERM INVESTMENTS – 1.1%
MONEY MARKET FUNDS – 1.1%
Dreyfus Cash Management Fund, Institutional Shares, 0.22% (f) (Cost $2,035,747)	2,035,747	2,035,747

Total Investments – 141.8% (Cost $221,937,490)		255,363,065

Other assets less liabilities – 0.8%		$1,367,409
Revolving credit facility – (33.3)%		(60,000,000)
Preferred Shares, at liquidation preference – (9.3)%		(16,675,000)

Net Assets applicable to common shareholders – 100.0%		$180,055,474

Notes to Portfolio of Investments

(a)
As of December 31, 2015, the Fund has pledged portfolio securities with a market value of $128,695,076 as collateral in connection with its revolving credit facility with BNP Paribas Brokerage, Inc. ("BNPP"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a). See Note F to the financial statements.
(b)
As of December 31, 2015, pledged portfolio securities of the Fund with a market value of $42,213,619 (see Note (a)) have been rehypothecated by BNPP as permitted by the Fund's revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b). See Note F to the financial statements.
(c)
The company has discontinued paying distributions.
(d)
Non-dividend paying security.
(e)
Convertible into common stock.
(f)
Rate reflects 7 day yield as of December 31, 2015.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments in securities, at value (cost of $221,937,490)	$255,363,065
Dividends and interest receivable	1,728,087
Prepaid expenses	2,484

Total assets	257,093,636

Liabilities
Revolving credit facility	60,000,000
Advisory fee payable	183,556
Distributions payable on preferred shares	6,348
Interest payable	4,585
Accrued expenses and other liabilities	168,673

Total liabilities	60,363,162

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$180,055,474

Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$7,652
Additional paid-in capital	176,579,508
Distributions in excess of net investment income	(6,348)
Accumulated net realized loss on investments	(29,950,913)
Net unrealized appreciation on investments	33,425,575

Net assets attributable to common shares	$180,055,474

Common shares outstanding	7,651,507

Net asset value per share attributable to common shares	$23.53

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the year ended December 31, 2015

Investment Income
Dividends and other income	$10,000,001

Expenses
Advisory	2,240,824
Investor support services	131,813
Compliance and internal audit	125,967
Legal	112,000
Custodian	92,502
Administrative	78,400
Preferred share remarketing and auction fees	72,435
Shareholder reporting	64,999
Audit	59,185
Trustees' fees and expenses	40,472
Other	136,127

Total expenses before interest expense	3,154,724
Interest expense	700,447

Total expenses after interest expense	3,855,171

Net investment income	6,144,830

Realized and unrealized gain (loss) on investments
Net realized gain on investments	10,136,828
Net change in unrealized appreciation on investments	(18,453,300)

Net realized and unrealized loss on investments	(8,316,472)

Net decrease in net assets before preferred distributions resulting from operations	(2,171,642)
Distributions to preferred shareholders from net investment income	(296,156)

Net decrease in net assets attributable to common shares resulting from operations	$(2,467,798)

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase (decrease) in net assets resulting from operations
Net investment income	$6,144,830	$6,734,416
Net realized gain on investments	10,136,828	5,672,873
Net change in unrealized appreciation on investments	(18,453,300)	39,391,613
Distributions to preferred shareholders from net investment income	(296,156)	(239,711)

Net increase (decrease) in net assets attributable to common shares resulting from operations	(2,467,798)	51,559,191

Distributions to common shareholders from:
Net investment income	(10,099,988)	(9,958,613)
Return of capital	—	(141,375)

Total distributions to common shareholders	(10,099,988)	(10,099,988)

Total increase (decrease) in net assets attributable to common shares	(12,567,786)	41,459,203

Net assets attributable to common shares
Beginning of year	192,623,260	151,164,057

End of year (including distributions in excess of net investment income of $6,348 and $6,019, respectively)	$180,055,474	$192,623,260

Common shares issued and repurchased
Shares outstanding, beginning of year	7,651,507	7,651,507

Shares outstanding, end of year	7,651,507	7,651,507

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Year Ended December 31, 2015

Cash flows from operating activities
Net decrease in net assets before preferred distributions resulting from operations	$(2,171,642)
Adjustments to reconcile net decrease in net assets before preferred distributions resulting from operations to cash used in operating activities:
Purchases of long term investments	(44,647,087)
Proceeds from sales of long term investments	49,524,940
Net (purchases) and sales of short term investments	(757,647)
Changes in assets and liabilities:
Decrease in dividends and interest receivable	60,932
Decrease in receivable for securities sold	60,101
Increase in prepaid expenses	(2,484)
Increase in interest payable	892
Decrease in advisory fee payable	(10,117)
Increase in accrued expenses and other liabilities	2,399
Net change in unrealized appreciation on investments	18,453,300
Net realized gain on investments	(10,136,828)

Cash provided by operating activities	10,376,759

Cash flows from financing activities
Distributions paid to preferred shareholders	(295,827)
Distributions paid to common shareholders	(10,099,988)

Cash used in financing activities	(10,395,815)

Decrease in cash	(19,056)
Cash at beginning of year	19,056

Cash at end of year	$—

Supplemental cash flow information:
Cash paid for interest on borrowings	$699,555

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year

	For the Year Ended December 31,
	2015	2014	2013	2012	2011

Per Common Share Operating Performance (a)(b)
Net asset value, beginning of year	$25.17	$19.76	$20.87	$17.48	$17.23

Income from Investment Operations
Net investment income (c)	0.80	0.88	0.78	0.83	0.53
Net realized and unrealized appreciation/(depreciation) on investments	(1.08)	5.88	(0.56)	3.70	0.55
Distributions to preferred shareholders (common stock equivalent basis) from net investment income	(0.04)	(0.03)	(0.02)	(0.02)	(0.02)

Net increase (decrease) in net asset value from operations	(0.32)	6.73	0.20	4.51	1.06
Less: Distributions to common shareholders from:
Net investment income	(1.32)	(1.30)	(0.77)	(0.88)	(0.63)
Return of capital	—	(0.02)	(0.54)	(0.24)	(0.18)

Net asset value, end of year	$23.53	$25.17	$19.76	$20.87	$17.48

Market price, beginning of year	$20.82	$16.91	$18.21	$13.47	$14.22

Market price, end of year	$19.28	$20.82	$16.91	$18.21	$13.47

Total Return
Total investment return based on:
Market price (d)	(0.81)%	31.74%	(0.42)%	44.27%	0.13%
Net asset value (d)	(1.21)%	34.84%	0.72%	26.04%	6.18%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (c)	3.29%	3.86%	3.58%	4.15%	2.98%
Total preferred share distributions	0.16%	0.14%	0.10%	0.11%	0.14%
Net investment income, net of preferred share distributions (c)	3.13%	3.72%	3.48%	4.04%	2.84%
Expenses, including interest expense	2.06%	2.12%	2.19%	1.95%	2.78%
Expenses, excluding interest expense	1.69%	1.74%	1.79%	1.54%	2.36%
Portfolio turnover rate	17.10%	14.90%	22.77%	48.72%	7.26%
Net assets attributable to common shares	$180,055,474	$192,623,260	$151,164,057	$159,717,548	$86,993,938
Borrowings on revolving credit facility	$60,000,000	$60,000,000	$60,000,000	$50,000,000	$10,000,000
Asset coverage ratio of borrowings (e)	428%	449%	380%	453%	1,137%
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000	$16,675,000	$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (f)	1,180%	1,255%	1,007%	1,058%	622%
Asset coverage ratio of borrowings and preferred shares (g)	335%	351%	297%	340%	426%

(a)
Based on average shares outstanding.
(b)
The Fund merged with Old RMR Real Estate Income Fund on January 20, 2012. Share and per share information have been adjusted to reflect the effects of the merger.
(c)
As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.

RMR Real Estate Income Fund
Financial Highlights – continued

(e)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(f)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(g)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

December 31, 2015

Note A

1.     Organization

RMR Real Estate Income Fund, or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. Although RIF is registered as a non-diversified fund, it has operated as a diversified fund since the merger with Old RMR Real Estate Income Fund on January 20, 2012. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund applies investment company accounting and reporting guidance.

2.     Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

3.     Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2015

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (4) for a further description of fair value measurements.

Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued or, if lower, the carrying value, in each case if such value approximates fair value.

4.     Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – unadjusted quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2015

securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

All of the Fund's investments were valued using Level 1 inputs on December 31, 2015. The Fund recognizes interperiod transfers between the input levels as of the end of the period. As of December 31, 2015, a security previously fair valued using Level 2 inputs as of December 31, 2014, was instead valued using Level 1 inputs as a quoted market price was available as of December 31, 2015; the security had a total value of approximately $4,067,484 as of December 31, 2015. During the period, there were no transfers between Level 1 and Level 3.

5.     Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

6.     Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of the Topic of the Financial Accounting Standards Board Accounting Standards Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At December 31, 2015, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2015, the Fund did not incur any tax related interest or penalties.

7.     Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2015

considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note F, and other factors. This policy is not fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to its common shareholders are recorded on the ex-dividend date. The Fund's distributions to its common shareholders may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. The Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. As a result of these adjustments, 0.0% and 1.4% of the Fund's distributions to common shareholders for the years ended December 31, 2015 and 2014, respectively, were characterized as return of capital for financial statement reporting purposes and for U.S. federal income tax purposes; however, the Fund's distributions to common shareholders for the years ended December 31, 2015 and 2014 did not exceed the aggregate of the cash distributions the Fund received from its investments less the Fund's expenses and distributions to preferred shareholders. The classifications of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2015	Year ended December 31, 2014
Ordinary income	$10,000,001	$10,437,463
Capital gain income	2,974,750	1,682,887
Return of capital	2,126,210	2,688,674

Total distributions received	$15,100,961	$14,809,024

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2015

The tax character of distributions made by the Fund during the years ended December 31, 2015 and December 31, 2014, were as follows:

	Year ended December 31, 2015	Year ended December 31, 2014
Ordinary income	$10,396,144	$10,198,324
Return of capital	—	141,375

	$10,396,144	$10,339,699

As of December 31, 2015, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	32,266,551

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2015, are as follows:

Cost	$223,096,514

Gross unrealized appreciation	$47,252,669
Gross unrealized depreciation	(14,986,118)

Net unrealized appreciation	$32,266,551

The $1,159,024 difference between the financial reporting cost basis, tax cost basis and unrealized appreciation/depreciation of the Fund's investments is due to wash sales of portfolio investments.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carry forward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2015, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset future realized long term capital gains of $3,354,221.

As of December 31, 2015, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $25,437,668, of which $20,199,339 expires in 2016, $3,686,456 expires in 2017 and $1,551,873 expires in 2018.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2015

During the year ended December 31, 2015, the Fund utilized net capital loss carryforwards of $10,137,132.

8.     Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline because of increases in market interest rates. The prices of long term securities fluctuate more than prices of shorter term securities as interest rate change. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage, and impair the Fund's ability to pay distributions and achieve its investment objectives.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2015

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors LLC (formerly RMR Advisors, Inc.), or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability or are considered indebtedness entered into for purposes of leverage. The Fund incurred advisory fees of $2,240,824 during the year ended December 31, 2015.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $78,400 for subadministrative fees charged by State Street for the year ended December 31, 2015.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $40,472 during the year ended December 31, 2015.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $125,967, which includes the Fund's allocated portion of the salary of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, during the year ended December 31, 2015.

The Fund has retained Destra Capital Investments LLC, or Destra, to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker dealers and other financial intermediaries, communicating with the NYSE MKT specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra 0.05% of the Fund's average daily managed assets. The terms of this agreement were in effect for an initial period of six months beginning December 14, 2012, and continues thereafter for successive one year periods unless the Fund terminates the agreement. This agreement currently remains in effect. The Fund paid Destra $131,813 for these services for the year ended December 31, 2015.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2015

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the year ended December 31, 2015, were as follows:

Purchases (1)	Sales (1)	Brokerage Commissions
$44,647,087	$49,524,940	$33,664

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $18,208 and $15,456, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of December 31, 2015.

Series	Rate	Date of Auction
Series M	1.750%	12/28/2015
Series T	1.750%	12/29/2015
Series W	1.750%	12/30/2015
Series Th	1.750%	12/31/2015
Series F	1.750%	12/31/2015

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time acquired for

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2015

its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of December 31, 2015, it owned, in the aggregate, 561 shares of the Fund's issued and outstanding preferred shares, or 84.11% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of December 31, 2015, 7,651,507 common shares, $.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the year ended December 31, 2015.

Note F

Revolving Credit Facility

The Fund has a $60,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. The Facility bears interest at LIBOR plus 95 basis points and has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. In addition, in the event the long term

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2015

credit rating of BNP Paribas, the parent company of BNPP, declines to a level three or more notches below its highest rating by any of Standard & Poor's Rating Services, Moody's Investor Service, Inc. or Fitch Ratings, Ltd. on October 15, 2015, BNPP shall have the option to terminate the Facility immediately upon notice. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. As of December 31, 2015, the Fund has pledged portfolio securities with a market value of $128,695,076 as collateral for the Facility. During the year ended December 31, 2015, the Fund had no unused portion of the facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. As of December 31, 2015, the aggregated value of rehypothecated securities was $42,213,619. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the facility. During the year ended December 31, 2015, the Fund earned $26,402 in fees from rehypothecated securities.

As of December 31, 2015, the Fund had outstanding borrowings of $60,000,000 under the Facility. During the year ended December 31, 2015, the average outstanding daily balance under the Facility was $60,000,000 at a weighted average borrowing cost of 1.15%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of RMR Real Estate Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Income Fund at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

RMR Real Estate Income Fund

Consideration of Continuation of the Investment Advisory Agreement

The Board of Trustees (the "Board") of RMR Real Estate Income Fund ("RIF") considered the benefits of retaining RMR Advisors LLC (the "Advisor") as RIF's investment adviser in connection with the renewal of RIF's existing investment advisory agreement (the "Advisory Agreement") with the Advisor for an additional one year term. The Board considered the nature, extent and quality of services that the Advisor has provided to RIF and its predecessor funds; the quality and experience of personnel in the Advisor's organization, as well as the depth of such personnel at the Advisor; the experience and expertise of the Advisor as an investment adviser; the capacity and future commitment of the Advisor to perform its duties; the level of investment advisory fees to be paid by RIF, as compared to similar funds; the Advisor's performance history as investment adviser to RIF; the potential for economies of scale; the financial condition and profitability of the Advisor; and any indirect benefits to be derived by the Advisor from its relationship with RIF.

In connection with considering RIF's performance and expenses relative to other similar funds, the Board was provided with two separate reports: (i) a comparative fee and performance analysis of a peer group of funds chosen by Morningstar, an independent third party service that ranks and provides information about investment companies (the "Morningstar Report"); and (ii) a comparative fee and performance analysis of U.S. real estate closed end funds chosen by the Advisor (the "Advisor Report"). The Morningstar Report compared RIF to a peer group (the "Morningstar Peer Group") of four other closed end funds chosen pursuant to Morningstar's methodology, and the Advisor Report compared RIF to a peer group (the "Advisor Peer Group") of six other closed end funds chosen by the Advisor that invest in U.S. real estate securities. The Board noted that the Advisor Peer Group was consistent with the peer group consistently reviewed by the Board at its regular meetings when considering various matters regarding RIF's performance and other relevant metrics. In evaluating whether to continue the Advisory Agreement for an additional one year term, the Board considered both the Morningstar Report and the Advisor Report, and generally agreed that the Morningstar Report and the Advisor Report contained consistent results.

In addition, the Board considered the following matters in determining whether to renew the Advisory Agreement for an additional one year term.

Nature, Extent and Quality of the Services Provided by the Advisor

The Board considered the level and depth of knowledge of the Advisor. The Board took into account its familiarity with the Advisor and its management of RIF and its predecessor funds, noting RIF's performance relative to the Morningstar Peer Group and the Advisor Peer Group. The Board also considered the Advisor's record of compliance with its own compliance policies and procedures, the Advisor's record of compliance with RIF's compliance policies and procedures and whether RIF had operated within its investment objectives. Additionally, the Board considered the extent of specialized knowledge of the Advisor, noting that the Advisor specialized in the area of real estate investment management.

Advisory Fees, Other Expenses and Investment Performance

The Board then reviewed a comparative analysis of RIF's advisory expense and total expenses to those of the Morningstar Peer Group and the Advisor Peer Group. The Board considered that RIF's total net expenses were higher than the Morningstar Peer Group due to RIF's small size (relative to the

Morningstar Peer Group) and leverage, but that RIF's advisory fee compared favorably to the Morningstar Peer Group. The Board noted that the Advisor Report contained generally comparable results with respect to the Advisor Peer Group. The Board then expressed its view that RIF's advisory fee rate was within the range of advisory fee rates charged by comparable funds, and concluded that RIF's expenses were within industry norms and were reasonable and appropriate in light of the quality of service and commitment rendered by the Advisor.

In evaluating the performance of RIF and the Advisor, the Board noted that it reviews, on a regular basis, RIF's performance results, portfolio composition and investment strategies. In connection with its evaluation of the Advisor's performance in managing RIF's portfolio, the Board considered RIF's performance results contained in the Morningstar Report (as of September 30, 2015) and the Advisor Report (as of October 31, 2015). The Board discussed several aspects of the Morningstar Report, including that (i) RIF's NAV returns relative to the Morningstar Peer Group ranked in the second and first quartiles for the three and five year periods ended September 30, 2015, respectively; and (ii) RIF's NAV returns relative to the Morningstar Peer Group ranked in the third quartile for the one year period ended September 30, 2015. The Board then considered the Advisor Report and noted again that it contained results consistent with the Morningstar Report. The Board also considered that the Advisor Report compared RIF's performance to the MSCI REIT Total Return Index (the "Index"), an unmanaged index of U.S. real estate common stocks, for the same periods presented in the Advisor Report. The Board noted that RIF's performance relative to the Index was generally consistent with its performance relative to comparable funds and that the Index was a relevant benchmark because RIF invests (excluding short term investments) in the common stocks of real estate investment trusts covered by the Index. The Board further noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses. Additionally, the Board discussed how RIF uses leverage in an attempt to enhance its investment returns and, as a result, out performance relative to the Index on the upside was often accompanied by under performance relative to the Index on the downside. The Board also discussed the fact that RIF's portfolio historically has contained a significant allocation to REIT preferred stocks, which has contributed to RIF's out performance or under performance relative to the Index. The Board concluded that, while RIF's performance has varied over time, is was acceptable on an overall basis.

The Board then turned to a general discussion of RIF's market price discount to its net asset value. The Board noted in particular that it received information on a quarterly basis regarding RIF's discount to net asset value and that it monitored both RIF's discount and efforts undertaken by the Advisor to narrow RIF's discount. In this respect, the Board discussed the pattern of RIF's discount since its merger with Old RMR Real Estate Income Fund in January 2012 and noted various matters which may have affected the discount, including RIF's regular quarterly dividend and that RIF historically had not sought to increase its dividend through returns of capital. The Board also reviewed and discussed various initiatives undertaken by the Advisor to seek to narrow RIF's discount, noting the Board's role in determining any such actions taken or which may be taken, and among other matters discussed were the continued retention of Destra Capital Investments LLC, a third party fund distributor and registered broker dealer, to provide secondary market support services to RIF and the use of RIF's line of credit in an effort to take advantage of investment opportunities and to seek to generate additional investment income. The Board recognized that, since RIF's merger with Old RMR Real Estate Income Fund, RIF's discount had generally narrowed relative to the Advisor Peer Group.

The Board then indicated its satisfaction with the Advisor's performance, concluded that the Advisor had contributed positively to RIF's performance, was likely to contribute positively to RIF's performance in the future, and determined that continuing the Advisory Agreement for an additional one year period would be in RIF's and its shareholders' best interests.

Profitability and Financial Condition of the Advisor

The Board then discussed the experience of the Advisor in general and considered the Advisor's financial statements as of September 30, 2015 and for the year then ended, and the Advisor's financial condition. The Board also discussed the Advisor's income projections for 2016 based on an annual run rate as of September 30, 2015. In particular, the Board considered a presentation by the Advisor's management with respect to its financial condition and prospects for growth and continued viability. The Board noted that the Advisor had historically operated at a loss due to the significant start up costs associated with RIF and its predecessors, but that for the year ended September 30, 2015 it had realized a slight profit and expected to realize another slight profit from its current business operations during its current fiscal year, which would end on September 30, 2016. The Advisor's management expressed its view that the Advisor would continue to be slightly profitable and discussed with the Board various growth initiatives it had been undertaking during the past year, including new product ideas, all of which were aimed at increasing the Advisor's assets under management.

The Board also discussed with the Advisor's ultimate control persons and owners, Messrs. Barry Portnoy and Adam Portnoy (who are also Managing Trustees of RIF), a recent internal restructuring of the Advisor and its affiliates (the "Up-C Transaction"), which resulted in the Advisor becoming a subsidiary of The RMR Group Inc. (the "RMR Group"), a newly organized public holding company. The Board considered the Managing Trustees' representation that the Up-C Transaction did not result, and will not result, in any actual changes in the control or management of the Advisor. The Board also considered topics discussed by the Managing Trustees regarding the nature in which the Up-C Transaction related to the Advisor's long-term growth efforts, including the Advisor's role as a component of the RMR Group's overall business.

The Board then further considered and discussed the Advisor's commitment to RIF and its registered investment company platform, noting in particular the expressed commitment of Messrs. Barry Portnoy and Adam Portnoy to RIF and the Advisor's registered investment company platform.

Upon reviewing this information, the Board concluded that the Advisor continued to have the financial wherewithal to perform the services required under the Advisory Agreement. In reaching this conclusion, the Board particularly noted the expressed commitment of Messrs. Barry and Adam Portnoy to the Advisor's business.

Economies of Scale

The Board also considered the potential economies of scale that could be realized by RIF. The Board noted that, at RIF's current asset levels, it was difficult to achieve any economies of scale.

The Board did note, however, that certain economies of scale and operational efficiencies may have been achieved in connection with RIF's merger with Old RMR Real Estate Income Fund in January 2012. In particular, the Board recognized that certain administrative operating costs, such as custody expenses, subadministration expenses, audit fees, legal expenses, mailing costs and other expenses are now able to be spread across RIF's larger asset base. The Board concluded that, to the extent any economies of scale were able to be achieved as a result of these operational efficiencies, they were appropriately reflected in RIF's expense structure.

Other Benefits to the Advisor

The Board also considered the indirect benefits to be derived by the Advisor from its relationship with RIF. In particular, the Board considered that the Advisor is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that RIF may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by RIF may be used to obtain research related services that may benefit the Advisor and its affiliates by making available to them research that they might otherwise determine to purchase or prepare at their own expense. In light of the potential benefits to RIF of the availability of such research to the Advisor and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that the Advisor had reported that the brokers with whom it will place portfolio transactions on behalf of RIF to date typically have not conditioned the availability of research on commission related factors.

The Board then considered that RIF had entered into a separate administration agreement with the Advisor (the "Administration Agreement") and that it was also considering the renewal of the Administration Agreement for an additional one year term. The Board noted that, pursuant to the Administration Agreement, the Advisor had engaged a third party subadministrator to perform substantially all fund accounting and other administrative services for RIF. The Board considered that the only compensation the Advisor is entitled to under the Administration Agreement is reimbursement of expenses incurred by it or its affiliates in providing the administration services provided for therein. The Board discussed that, to date, amounts paid or payable to the Advisor under the Administration Agreement have been limited to (i) reimbursements for the fees charged to the Advisor for RIF by the third party subadministrator; and (ii) reimbursement payments to the Advisor by RIF for compliance and internal audit services for RIF, which were authorized by RIF's Compensation Committee and the Board, and separately the Independent Trustees. After reviewing and discussing the Administration Agreement, the Board concluded that the Administration Agreement was in the best interests of RIF and its shareholders, that the services performed pursuant to the Administration Agreement are required for the operation of RIF, that the Advisor provides services the nature and quality of which are at least equal to those provided by other unaffiliated service providers offering the same or similar services, and that the fees charged under the Administration Agreement are fair and reasonable in light of the usual and customary charges made by other unaffiliated service providers for services of the same nature and quality.

Conclusion

In considering the continuation of the Advisory Agreement for an additional one year term, the Board noted that it did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Advisor maintains an appropriate compliance program; (iii) the performance of RIF is reasonable in relation to the performance of funds with similar investment objectives and of relevant benchmark indices; (iv) the advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by the Advisor; and (v) approval of the continuation of the Advisory Agreement for an additional one year term is in the best interests of RIF and its shareholders.

RMR Real Estate Income Fund

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the Fund's account.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Annual Meeting

An annual meeting of shareholders of the Fund will be held at 9:30 a.m. on Thursday, April 14, 2016, at Two Newton Place, 255 Washington Street, Newton, Massachusetts. A Notice of Internet Availability of Proxy Materials is expected to be mailed to the shareholders of record of the Fund on or about February 22, 2016 each of whom is invited to attend.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Communications will be delivered to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Forms N-CSR and N-Q are available on the Commission's website at http://www.sec.gov.

Required Disclosure of Certain Federal Income Tax Information
(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the year ended December 31, 2015.

Dividend Received Deduction (1)	Long Term Capital Gains Distribution	Qualified Income Distribution
0.666%	$–	$318,931

(1)
Applies both to common and preferred shares.

Shareholders of the Fund have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from the Fund during calendar year 2015. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Fund.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE MKT or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you

(which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

Trustees and Officers

Name, Address and Year of Birth. (1)	Position held with the Fund, current term and length of time served. (2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee. (3)
Interested Trustees (4)
Barry M. Portnoy (5) (1945)	Class III Managing Trustee to serve until 2016; Portfolio Manager of the Fund; since 2003
		Director and Vice President of the Advisor since 2002 and Chairman of the Advisor since 2015; Managing Director and Officer of The RMR Group Inc. since 2015; Chairman of The RMR Group LLC (formerly known as Reit Management & Research LLC) ("RMR LLC") since 1998 and Director of RMR LLC from 1986 until 2015; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 1986 to 2014.	1
Adam D. Portnoy (5) (1970)	Class II Managing Trustee to serve until 2018; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)
		President and Director of the Advisor since 2007 and Chief Executive Officer of the Advisor since 2015; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; President and Chief Executive Officer of RMR LLC since 2005 and Director of RMR LLC from 2005 to 2015; President and Chief Executive Officer of the Fund from 2007 to 2015; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth REIT (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014).	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.
(4)
"Interested Trustees" are trustees who are "interested persons" of the Fund within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Fund as a result of their ownership of, and current positions with RMR Advisors LLC, the Fund's investment adviser, The RMR Group LLC (the parent of RMR Advisors LLC), and The RMR Group Inc. (the ultimate parent company of RMR Advisors LLC).
(5)
Adam D. Portnoy is the son of Barry M. Portnoy, an Interested Trustee of the Fund.

Name, Address and Year of Birth. (1)	Position held with the Fund, current term and length of time served. (2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee. (3)
Independent Trustees
John L. Harrington (1936)	Class I Independent Trustee to serve until 2017; since 2003
		Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; Independent Trustee of Hospitality Properties Trust since 1995; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Government Properties Income Trust since 2009.	1
Arthur G. Koumantzelis (1930)	Class III Independent Trustee to serve until 2016; since 2003	Independent Director of TravelCenters of America LLC since 2007; and President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007.	1
Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2018; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, P.C. (law firm) since 2010 (Equity Member from 1995 to 2009 and Director); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., a Securities and Exchange Commission registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Senior Housing Properties Trust since 2009; Independent Trustee of Government Properties Income Trust since 2009; Independent Trustee of Select Income REIT since 2012; and Trustee of Pictet Funds (1995-2001).	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.

Name, Address and Year of Birth. (1)	Position held with the Fund, current term and length of time served. (2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer. (3)
Executive Officers
Fernando Diaz (4) (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	President and Senior Portfolio Manager of the Fund since 2015; Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1
Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer and Chief Financial Officer of the Advisor since 2004; Executive Vice President of RMR LLC since 2008; Treasurer and Chief Financial Officer of Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer of Government Properties Income Trust since 2011.	1
Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002
		Director of the Advisor since 2015 and Secretary or Clerk and Vice President of the Advisor since 2002; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Executive Vice President and General Counsel of The RMR Group LLC since 2008 and Secretary of The RMR Group LLC since 2015; Secretary of Hospitality Properties Trust since 2008; Secretary of Senior Housing Properties Trust since 2008; Secretary of Five Star Quality Care, Inc. since 2012; Secretary of TravelCenters of America LLC since 2007; Secretary of Government Properties Income Trust since 2009; Secretary of Select Income REIT since 2011; and Secretary of Equity Commonwealth REIT (formerly CommonWealth REIT) from 2008 to 2014.	1
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012
		Chief Compliance Officer of the Advisor since 2012; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, Select Income REIT, Five Star Quality Care, Inc. and TravelCenters of America LLC since 2012; Vice President, General Counsel and Secretary of Five Star Quality Care, Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011; and Director of Internal Audit of Equity Commonwealth REIT (formerly CommonWealth REIT) from 2012 to 2014.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as an officer of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.
(4)
Fernando Diaz was appointed President and Sr. Portfolio Manager on February 20, 2015.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

(a)
As of the period ended December 31, 2015, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

(c)
The registrant has not made any reportable amendment to its code of ethics during the covered period.

(d)
The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(f)
The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

Item 3.    Audit Committee Financial Expert.

(a)(1)
The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."

(a)(2)
The name of the audit committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)
Audit Fees:    The aggregate fees billed by the registrant's independent accountant for audit services were $48,000 for the fiscal year ended December 31, 2015, and $46,250 for the fiscal year ended December 31, 2014.

(b)
Audit-Related Fees:    The aggregate fees billed by the registrant's independent accountant for audit-related services were $0 for the fiscal years ended December 31, 2015 and December 31, 2014.

(c)
Tax Fees:    The aggregate fees billed by the registrant's independent accountant for tax compliance services were $11,685 during the fiscal year ended December 31, 2015, and $11,235 during the fiscal year ended December 31, 2014. The nature of the tax services comprising the fees for the fiscal years ended December 31, 2015 and December 31, 2014 were the review of the registrant's federal and state income tax returns and tax compliance procedures.

(d)
All Other Fees:    The aggregate fees billed by the registrant's independent accountant for other services were $0 during the fiscal years ended December 31, 2015 and December 31, 2014.

(e)
Audit Committee Pre-Approval Policies and Procedures:    The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" of the registrant as defined by

3

  Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's executive officers or RMR Advisors LLC (the "Advisor"), the registrant's investment adviser. The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.

(e)(2)
Percentages of Services: None.

(f)
Not applicable.

(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor for the fiscal years ended December 31, 2015 and December 31, 2014, except for tax compliance services rendered to the registrant described in subparagraph (c) above.

(h)
Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are John L. Harrington, Arthur G. Koumantzelis and Jeffrey P. Somers.

(b)
Not applicable.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        Fernando Diaz.    Mr. Diaz is the President and Senior Portfolio Manager of the registrant since February 2015. Mr. Diaz served as a Vice President of the registrant between May 2007 and February 2015; prior to the registrant's merger with Old RMR Real Estate Income Fund or Old RIF on January 20, 2012, Mr. Diaz was a Vice President and a portfolio manager of Old RIF, both offices he served in from May 2007 until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Diaz became a portfolio manager of the registrant and served in that capacity until February 2015 when he became the Senior Portfolio Manager of the registrant. Mr. Diaz is also Vice President of RMR Advisors LLC (since 2007), and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

        Adam D. Portnoy.    Mr. Portnoy is a Managing Trustee and a portfolio manager of the registrant. Mr. Portnoy has served as a Managing Trustee of the registrant since March 2009. Mr. Portnoy was also

4

the President of the registrant from May 2007 to February 2015. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee of Old RIF (from March 2009) and the President and a portfolio manager of Old RIF (each from May 2007), each being offices he served in until the closing of such merger of January 20, 2012. Upon the closing of such merger, Mr. Portnoy became a portfolio manager of the registrant and has served in that capacity since such time. Mr. Portnoy is also President and a Director of RMR Advisors LLC since 2007 and Chief Executive Officer of RMR Advisors LLC since 2015; Managing Director, President, Chief Executive Officer and a Director of The RMR Group Inc. since 2015; President and Chief Executive Officer of The RMR Group LLC (formerly known as Reit Management & Research LLC) ("RMR LLC") since 2005 and Director of RMR LLC from 2005 to 2015; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014). Mr. Portnoy is the son of a Barry M. Portnoy, a Managing Trustee of the registrant and a portfolio manager of the registrant.

        Barry M. Portnoy.    Mr. Portnoy is a Managing Trustee and a portfolio manager of the registrant. Mr. Portnoy served as a Managing Trustee of the registrant since its inception. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee and a portfolio manager of Old RIF, both offices he served in from Old RIF's inception until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Portnoy became a portfolio manager of the registrant and has served in that capacity since such time. Mr. Portnoy is also a Director and Vice President of RMR Advisors LLC since 2002 and Chairman of RMR Advisors LLC since 2015; Managing Director and a Director of The RMR Group Inc. since 2015; Chairman of RMR LLC since 1998 and Director of RMR LLC from 1986 until 2015; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 1986 to 2014.

        The portfolio managers generally function as a team. Mr. Barry Portnoy and Mr. Adam Portnoy provide strategic guidance to the team, while Mr. Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with the registrant and Old RIF by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with such funds' predecessor funds.

        As of December 31, 2015, none of the portfolio managers were primarily responsible for the day to day management of the portfolio of any other account.

        CONFLICTS OF INTEREST:    Because the portfolio managers are only responsible for the day to day management of the registrant's account, they are not subject to conflicts of interest arising as a result of managing the investments of multiple accounts. Nonetheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the supervision of the registrant's board of trustees, RMR Advisors LLC, the registrant's investment adviser (the "Advisor"), is authorized to employ such securities brokers and dealers for the purchase and sale of fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the registrant, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the

5

order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the registrant's account.

        COMPENSATION:    The Advisor pays no direct compensation to Messrs. Barry and Adam Portnoy for their services.

        The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Messrs. Barry Portnoy and Adam Portnoy also receive compensation for their services to affiliates of the Advisor.

        The foregoing compensation information is as of December 31, 2015.

6

        OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of December 31, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of December 31, 2015.
Fernando Diaz	$10,001 - $50,000
Adam D. Portnoy	Over $1,000,000*
Barry M. Portnoy	Over $1,000,000*

*
Includes certain equity securities of the registrant directly owned by ABP Trust (formerly known as Reit Management & Research Trust) that may be deemed to be beneficially owned by Messrs. Barry Portnoy and Adam Portnoy as a result of their ownership of ABP Trust; Messrs. Barry Portnoy and Adam Portnoy disclaim beneficial ownership of equity securities of the registrant directly owned by ABP Trust except to the extent they may have a pecuniary interest therein.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the fiscal year ended December 31, 2015, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)
Proxy Voting Policies and Procedures of the registrant are attached hereto.

7

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:	/s/ Fernando Diaz Fernando Diaz President
Date: February 19, 2016

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Fernando Diaz Fernando Diaz President
Date: February 19, 2016
By:	/s/ Mark L. Kleifges Mark L. Kleifges Treasurer
Date: February 19, 2016

8

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – December 31, 2015
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements December 31, 2015
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES